Exhibit 28 (a) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

ARTICLES OF INCORPORATION

OF

INVESTMENT SERIES FUNDS, INC.

The undersigned, Robert C. Rosselot, whose post office address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, being at least eighteen years of age, does under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, hereby form a corporation.

FIRST:        The name of the corporation is Investment Series Funds, Inc. ("Corporation").

SECOND:        The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force.

THIRD:        The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the state of Maryland is THE CORPORATION TRUST INCORPORATED, which is a corporation organized and existing under the laws of the State of Maryland.

FOURTH: (a) The Corporation is authorized to issue five billion (5,000,000,000) shares of common stock, par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $500,000. Subject to the following paragraph, the authorized shares are classified as 1,000,000,000 shares to the Fortress Bond Fund, 500,000,000 shares to the Investment Shares class of Capital Growth Fund, and 500,000,000 shares to the Liberty Shares class of Capital Growth Fund. The remaining 3,000,000,000 shares shall remain unclassified until action is taken by the Board of Directors’ pursuant to the following paragraph.

(b)       The Board of Directors is authorized to classify or to reclassify (i.e. into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the stock.

Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of each class of stock shall all be subject to the following:

(i)       The Board of Directors may redesignate a class of stock whether or not shares of such class are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class of stock.

(ii)       The assets attributable to each class may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class of the Corporation's stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation's stock may vary among class to class. The income or gain and the expense or liabilities of the Corporation shall be allocated to each class of stock as determined by or under the direction of the Board of Directors.

(iii)       Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class. Dividends or distributions shall be paid on shares of a class of stock only out of the assets belonging to that class.

(iv)       In the event of the liquidation or dissolution of the Corporation, the stockholders of a class of the Corporation's stock shall be entitled to receive, as a class , out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class less the liabilities allocated to that class. The assets so distributable to the stockholders of a class shall be distributed among such stockholders in proportion to the number of shares of that class held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class of stock, such assets shall be allocated to all classes and series in proportion to the net asset value of the respective classes.

(v)       All holders of shares of stock shall vote as a single class except with respect to any matter which affects only one or more classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote.

(c)       The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

FIFTH: (a) The number of Directors of the Corporation shall initially be eleven. The number may be changed by the By-Laws of the Corporation or by the Board of Directors pursuant to the By-Laws.

(b)       The name of each Directors who shall act until the initial meeting shareholders and until their successors are elected and qualify:

John F. Donahue Edward L. Flaherty, Jr.

John T. Conroy, Jr. Peter E. Madden

William J. Copeland Gregor F. Meyer

J. Christopher Donahue Wesley W. Posvar

James E. Dowd Marjorie P. Smuts

Lawrence D. Ellis, M.D.

SIXTH: (a) To the extent the Corporation has funds or property legally available therefor, each shareholder shall have the right at such times as may be permitted by the Corporation, but no less frequently than as required under the 1940 Act, to require the Corporation to redeem all or any part of its shares at a redemption price equal to the net asset value per share next determined after the shares are tendered for redemption, less any applicable redemption charges as determined by the Board of Directors. The Board of Directors may adopt requirements and procedures for redemption of shares.

Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the shareholders to require the Corporation to redeem shares of any series or class pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

(b)       The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any shareholder's shares of any series or class for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than $500 or such greater amount for such series or class set forth in the current registration statement of the Corporation filed with the Securities and Exchange Commission.

(c)        Each share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article SIXTH of this Articles of Incorporation at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code, as amended.

SEVENTH:        The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and shareholders:

(a)       No shareholder shall have any pre-emptive or preferential right of subscription to any shares of any series or class whether now or hereafter authorized.

(b)       The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more series or classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote on the matter shall constitute a quorum.

(c)       In addition to its other powers explicitly or implicitly granted under these Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation (i) is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation, (ii) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation, (iii) is empowered to authorize, without shareholder approval, the issuance and sale from time to time of shares of stock of the Corporation whether now or hereafter authorized, and (iv) is authorized to adopt procedures for determination of and, to the extent deemed desriable by the Board of Diectors, to maintain constant the net asset value of shares of the Corporation's stock.

(d)       Notwithstanding any provision of the laws of the State of Maryland requiring a greater proportion than a majority of the votes of any or all series or classes of shares entitled to be cast to take or authorize any action, the Corporation shall, except to the extent otherwise required by the Investment Company Act of 1940, take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

(e)       The Corporation reserves the right from time to time to make any amendment of its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Articles of Incorporation, of any outstanding shares or any series or class.

(f)        The Board of Directors is expressly authorized to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine, for any series or class of the Corporation; to declare such dividends or distributions for any series or class of the Corporation by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions for any series or class of the Corporation on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of shareholders of such series or class redeeming their entire ownership of shares.

(g)       Any determination made in good faith by or pursuant to the direction of the Board of Directors as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment or other asset owned or held by the Corporation, as to the number of shares of any class of stock outstanding, as to the income of the Corporation or as to any other matter relating to the determination of net asset value, the declaration of dividends or the issue, sale, redemption or other acquisition of shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

EIGHTH: (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

(b)       The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

(c)       No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(d)       References to the Maryland General Corporation Law in these Articles of Incorporation are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge them to be my act on the 19th day of May, 1992.

/s/Robert C. Rosselot

ROBERT C. ROSSELOT

ARTICLES SUPPLEMENTARY

OF

INVESTMENT SERIES FUNDS, INC.

INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Board of Directors of the Corporation hereby redesignates the 5000,000,000 authorized shares of Capital Growth Fund Liberty Shares as Capital Growth Fund Class A Shares.

SECOND:       The Board of Directors of the Corporation hereby reclassifies 500,000,000 of the authorized but unissued shares of common stock of the Corporation as 500,000,000 shares of Capital Growth Fund Class C Shares, leaving 2,500,000,000 shares of the Corporation as unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

THIRD:       The shares of Common stock redesignated and reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FOURTH:       The stock has been redesignated and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on July 1, 1993.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to me authorization and approval hereof are true in all material respects and that this statement is made under penalties of perjury.

INVESTMENT SERIES, FUNDS, INC.

By: /s/ J. Christopher Donahue

J. Christopher Donahue

President

ATTEST:

/s/Robert C. Rosselot

Robert C. Rosselot

Assistant Secretary

ARTICLES SUPPLEMENTARY

OF

INVESTMENT SERIES FUNDS, INC.

INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors hereby reclassifies 5,000,000 shares of Investment Shares into 2,000,000 shares of Class A, 2,000,000 shares of Class C Shares and 1,000,000 of the authorized but unissued shares of common stock of the Corporation, leaving 2,600,000,000 shares of the Corporation as unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

SECOND: The shares of Common Stock redesignated and reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been redesignated and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 20, 1994.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST: INVESTMENT SERIES FUNDS INC.

/s/ S. Elliott Cohan By: /s/ J. Christopher Donahue

S. Elliott Cohan J. Christopher Donahue

Assistant Secretary President

ARTICLES SUPPLEMENTARY

OF

INVESTMENT SERIES FUNDS, INC.

INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors of the Corporation hereby redesignates the 1,000,000,000 authorized shares of Fortress Bond Fund as 500,000,000 authorized shares and 500,000,000 unauthorized shares of Federated Bond Fund.

SECOND: The Board of Directors hereby reclassifies 500,000,000 shares of the authorized but unissued shares of common stock of the Corporation as 25,000,000 shares into the existing class redesignated as Federated Bond Fund, Fortress Shares; 25,000,000 shares as Class A Shares; 25,000,000 shares as Class B Shares; and 25,000,000 shares as Class C Shares, leaving 400,000,000 shares of Federated Bond Fund as unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

THIRD: The shares of Common Stock redesignated and reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FOURTH: The stock has been redesignated and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 18, 1995.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST: INVESTMENT SERIES FUNDS INC.

/s/ S. Elliott Cohan By: /s/ J. Christopher Donahue

S. Elliott Cohan J. Christopher Donahue

Assistant Secretary President

INVESTMENT SERIES FUNDS, INC.

ARTICLES OF AMENDMENT

INVESTMENT SERIES FUND, INC., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and the city of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors, in accordance with the authority granted under subparagraph (b)(i) of paragraph FOURTH of the Corporation’s Articles of Incorporation, dated May 19, 1992, hereby redesignates the classes of authorized shares of common stock of the Corporation as:

Capital Growth Fund Class A Shares

Capital Growth Fund Class C Shares

Federated Bond Fund Class A Shares

Federated Bond Fund Class B Shares

Federated Bond Fund Class C Shares

Federated Bond Fund Class F Shares

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers and attested by its Secretary or Assistant Secretary on March 29, 1996.

The undersigned, John W. McGonigle, Executive Vice President and Secretary of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST: INVESTMENT SERIES FUNDS, INC.

/s/ S. Elliott Cohan /s/ John W. McGonigle

S. Elliott Cohan John W. McGonigle

Assistant Secretary Executive Vice President and Secretary

ARTICLES SUPPLEMENTARY

OF

INVESTMENT SERIES FUNDS, INC.

INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors has classified and reclassified all of the authorized but unissued shares of common stock of the Corporation such that the authorized shares are classified into separate classes of common stock, as follows:

CLASSES       SHARES

Federated Bond Fund Class A Shares 500,000,000

Federated Bond Fund Class B Shares 500,000,000

Federated Bond Fund Class C Shares 500,000,000

Federated Bond Fund Class F Shares 500,000,000

Capital Growth Fund Class A Shares 500,000,000

Capital Growth Fund Class C Shares 500,000,000

leaving 2,000,000,000 shares unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b) of the Corporation’s charter.

SECOND: The shares of common stock so classified and reclassified shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and as set forth below, and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulation thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, Federated Bond Fund Class B Shares may be automatically converted into Federated Bond Fund Class A Shares based on relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

THIRD: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on November 15, 1996.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST INVESTMENT SERIES FUNDS, INC.

/s/S. Elliott Cohan /s/J. Christopher Donahue

By: S. Elliott Cohan By: J. Chistopher Donahue

Assistant Secretary President

INVESTMENT SERIES FUNDS, INC.

CERTIFICATE OF CORRECTION

Investment Series Funds, Inc., a Maryland corporation (the “Corporation”), hereby certifies that:

FIRST:       The title of the document being corrected is “Articles Supplementary”.

SECOND:       The only party to the document being corrected is Investment Series Funds, Inc.

THIRD:       The Articles Supplementary were filed on April 25, 1995.

FOURTH:       The provisions of the Articles Supplementary which are to be corrected are set forth in Exhibit A attached hereto.

FIFTH:       The corrected provisions of the Articles Supplementary are set forth in Exhibit B attached hereto.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on this 28th day of February, 1997.

The undersigned President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

INVESTMENT SERIES FUNDS, INC.

By:/s/ J. Christopher Donahue

J. Christopher Donahue

President

WITNESSED:

/s/ S Elliott Cohan

S. Elliott Cohan

Assistant Secretary

Exhibit A

ARTICLES SUPPLEMENTARY

OF

INVESTMENT SERIES FUNDS, INC.

INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:        The Board of Directors hereby reclassifies 5,000,000 shares of Investment Shares into 2,000,000 shares of Class A, 2,000,000 shares of Class C Shares and 1,000,000 of the authorized but unissued shares of common stock of the Corporation, leaving 2,600,000,000 shares of the Corporation as unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

SECOND: The shares of Common Stock redesignated and reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been redesignated and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 20, 1994.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

Exhibit B

ARTICLES SUPPLEMENTARY

OF

INVESTMENT SERIES FUNDS, INC.

INVESTMENT SERIES FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:        The Board of Directors hereby reclassifies 500,000,000 shares of Capital Growth Fund Investment Shares into 200,000,000 shares of Capital Growth Fund Class A Shares, 200,000,000 shares of Capital Growth Fund Class C Shares and 100,000,000 authorized but unissued and unclassified shares of common stock of the Corporation, leaving 2,600,000,000 shares of the Corporation as unclassified until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

SECOND: The shares of Common Stock redesignated and reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 20, 1994.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

INVESTMENT SERIES FUNDS, INC.

CERTIFICATE OF CORRECTION

Investment Series Funds, Inc., a Maryland corporation (the “Corporation”), hereby certifies that:

FIRST:       The title of the document being corrected is “Articles of Amendment”.

SECOND:       The only party to the document being corrected is Investment Series Funds, Inc.

THIRD:       The Articles of Amendment were filed on April 12, 1996.

FOURTH:       The provisions of the Articles of Amendment which are to be corrected are set forth in Exhibit A attached hereto.

FIFTH:       The corrected provisions of the Articles of Amendment are set forth in Exhibit B attached hereto.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on this 28th day of February, 1997.

The undersigned President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

INVESTMENT SERIES FUNDS, INC.

By:/s/ J. Christopher Donahue

J. Christopher Donahue

President

WITNESSED:

/s/ S. Elliott Cohan

S. Elliott Cohan

Assistant Secretary

Exhibit A

INVESTMENT SERIES FUNDS, INC.

ARTICLES OF AMENDMENT

INVESTMENT SERIES FUND, INC., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and the city of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors, in accordance with the authority granted under subparagraph (b)(i) of paragraph FOURTH of the Corporation’s Articles of Incorporation, dated May 19, 1992, hereby redesignates the classes of authorized shares of common stock of the Corporation as:

Capital Growth Fund Class A Shares

Capital Growth Fund Class C Shares

Federated Bond Fund Class A Shares

Federated Bond Fund Class B Shares

Federated Bond Fund Class C Shares

Federated Bond Fund Class F Shares

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers and attested by its Secretary or Assistant Secretary on March 29, 1996.

The undersigned, John W. McGonigle, Executive Vice President and Secretary of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all materials respects and that this statement is made under the penalties of perjury.

Exhibit B

INVESTMENT SERIES FUNDS, INC.

ARTICLES OF AMENDMENT

ARTICLES SUPPLEMENTARY

INVESTMENT SERIES FUNDS, INC., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and the city of Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: (A) The Board of Directors, in accordance with the authority granted under subparagraph (b)(i) of paragraph FOURTH of the Corporation’s Articles of Incorporation, dated May 19, 1992, hereby redesignates the classes of authorized shares of common stock of the Corporation as follows:

Capital Growth Fund Class A Shares

Capital Growth Fund Class C Shares

Federated Bond Fund Class F Shares

FIRST (B)(i) The Board of Directors hereby classifies and reclassifies all of the authorized but unissued shares of common stock of the Corporation so that the Corporation has 700,000,000 Capital Growth Fund Class A Shares, 700,000,000 Capital Growth Fund Class C Shares, 525,000,000 Federated Bond Fund Class F Shares, 25,000,000 Federated Bond Fund Class A Shares, 25,000,000 Federated Bond Fund Class B Shares, and 25,000,000 Federated Bond Fund Class C Shares, leaving 3,000,000,000 shares of the Corporation as unclassified, until action is taken by the Board of Directors pursuant to Article FOURTH, paragraph (b).

(ii)       The shares of common stock classified and reclassified hereby shall shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally and to the following:

At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, Federated Bond Fund Class B Shares of the Corporation may be automatically converted into Federated Bond Fund Class A Shares of the Corporation based on the relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

SECOND:       The foregoing amendments to the charter of the Corporation in Article FIRST (A) hereof were approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended. The stock has been classified and reclassified in Article FIRST (B) above by the Board of Directors under the authority contained in the charter of the Corporation.

THIRD: These Articles of Amendment -Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers and attested by its Secretary or Assistant Secretary on March 29, 1996.

The undersigned, John W. McGonigle, Executive Vice President and Secretary of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment - Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all materials respects and that this statement is made under the penalties of perjury.

INVESTMENT SERIES FUNDS, INC.

ARTICLES OF AMENDMENTS

INVESTMENT SERIES FUNDS, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST:       The charter of the Corporation is amended by inserting, at the end of paragraph SEVENTH, new subparagraphs (h) and (i), to read:

“(h) Notwithstanding any provision of the laws of the State of Maryland or in these Articles of Incorporation requiring a shareholder vote of a greater proportion, the Directors, with the concurrence of a majority of the aggregate number of votes entitled to be cast thereon with respect toany or all series or classes (or, to the extent permitted under Maryland law, approval of a vote of the holders of a majority of the outstanding voting securities of any or all series or classes, as defined in Section 2(a) (42) of the Investment Company Act of 1940, may sell and convey the assets of the Corporation, or a class or series of the Corporation, to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the Investment Company Act of 1940, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accured or contingent, of the Corporation or each class or series of the Corporation, and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all the Corporation’s liabilities, by such assumption or otherwise, the Directors shall distribute the remaining proceeds ratably among the holders of the shares of the Corporation then outstanding.

(i)	To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Corporation then outstanding, the Corporation may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Corporation. Upon makign provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Corporation, or any class or series thereof, the Directors shall distribute the remaining assets of the Corporation ratably among the holders of the oustanding shares of the Corporation or any affected class or series thereof.:

SECOND:       The foregoing amendments to the charter of the Corpration were approved by the Board of Directors of the Corporation; and have been duly approved by the shareholders of the Corporation at a special meeting of the shareholders held on November 30, 1999.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of January 13, 2000, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS INVESTMENT SERIES FUNDS, INC.

/s/ C. Grant Anderson By: /s/ J. Christopher Donahue

C. Grant Anderson J. Christopher Donahue

Assistant Secretary President

INVESTMENT SERIES FUNDS, INC.

ARTICLES OF AMENDMENT

INVESTMENT SERIES FUNDS, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST: The charter of the Corporation is amended to change the name of the Corporation by amending Article First of the Articles of Incorporation to read

FIRST: The name of the corporation is Federated Investment Series Funds, Inc.

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

THIRD: The effective date of the foregoing amendment is February 1, 2000.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of December 15, 1999, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS: INVESTMENT SERIES FUNDS, INC.

/s/ C. Grant Anderson By: /s/ Richard B. Fisher

C. Grant Anderson Richard B. Fisher

Assistant Secretary Vice President

FEDERATED INVESTMENT SERIES FUNDS, INC.

ARTICLES OF AMENDMENT

INVESTMENT SERIES FUNDS, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST:       The charter of the Corporation is amended by inserting, at the end of paragraph SEVENTH, new subparagraphs (h) and (i), to read;

“(h) Notwithstanding any provision of the laws of the State of Maryland or in these Articles of Incorporation requiring a shareholder vote of a greater proportion, the Directors, with the concurrence of a majority of the aggregate number of votes entitled to be cast thereon with respect to any or all series or classes (or, to the extent permitted under Maryland law, approval of a vote of the holders of a majority of the outstanding voting securities of any or all series or classes, as defined in Section 2(a)(42) of the Investment Company Act of 1940), may sell and convey the assets of the Corporation, or a class or series of the Corporation, to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the Investment Company Act of 1940, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Corporation, or each class or series of the Corporation, and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all the Corporation’s liabilities, by such assumption or otherwise, the Directors shall distribute the remaining proceeds ratably among the holders of the shares of the Corporation then outstanding.

“(i) To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Corporation then outstanding, the Corporation may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Corporation. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Corporation, or any class or series thereof, the Directors shall distribute the remaining assets of the Corporation ratably among the holders of the outstanding shares of the Corporation or any affected class or series thereof.”

SECOND:       The foregoing amendments to the charter of the Corporation were approved by the Board of Directors of the Corporation; and have been duly approved by the shareholders of the Corporation at a special meeting of the shareholders held on November 30, 1999.

IN WITNESS WHEREOF, Investment Series Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of January 13, 2000, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS: INVESTMENT SERIES FUNDS, INC.

/s/ C. Grant Anderson By: /s/ J. Christopher Donahue

C. Grant Anderson J. Christopher Donahue

Assistant Secretary President

FEDERATED INVESTMENT SERIES FUNDS, INC.

ARTICLES SUPPLEMENTARY

Federated Investment Series Funds, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue five billion (5,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $5,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies 500,000,000 shares of the authorized and unissued shares of the unclassified shares of the Corporation into Federated Bond Fund Institutional Shares.

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue five billion (5,000,000,000) shares of common stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of five million dollars ($5,000,000) which were classified as follows:

Class Number of Shares

Federated Bond Fund 500,000,000

Class A Shares

Federated Bond Fund 500,000,000

Class B Shares

Federated Bond Fund 500,000,000

Class C Shares

Federated Bond Fund 500,000,000

Class F Shares

Capital Growth Fund 500,000,000

Class A Shares

Capital Growth Fund 500,000,000

Class C Shares

Unclassified Shares 2,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will have the following authorized capital be authorized to issue five billion (5,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of five million dollars ($5,000,000) classified as follows:

Class Number of Shares

Federated Bond Fund 500,000,000

Class A Shares

Federated Bond Fund 500,000,000

Class B Shares

Federated Bond Fund 500,000,000

Class C Shares

Federated Bond Fund 500,000,000

Class F Shares

Federated Bond Fund 500,000,000

Institutional Shares

Capital Growth Fund 500,000,000

Class A Shares

Capital Growth Fund 500,000,000

Class C Shares

Unclassified Shares 1,500,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on October 19, 2007. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED INVESTMENT SERIES FUNDS, INC.

/s/ Andrew P. Cross /s/ J. Christopher Donahue

Andrew P. Cross J. Christopher Donahue

Assistant Secretary President

FEDERATED INVESTMENT SERIES FUNDS, INC.

ARTICLES SUPPLEMENTARY

Federated Investment Series Funds, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue five billion (5,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $5,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies 500,000,000 shares of the authorized and unissued shares of the unclassified shares of the Corporation into Federated Bond Fund R6 Shares.

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue five billion (5,000,000,000) shares of common stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of five million dollars ($5,000,000) which were classified as follows:

Class Number of Shares

Federated Bond Fund 500,000,000

Class A Shares

Federated Bond Fund 500,000,000

Class B Shares

Federated Bond Fund 500,000,000

Class C Shares

Federated Bond Fund 500,000,000

Class F Shares

Federated Bond Fund 500,000,000

Institutional Shares

Capital Growth Fund 500,000,000

Class A Shares

Capital Growth Fund 500,000,000

Class C Shares

Unclassified Shares 1,500,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will have the following authorized capital be authorized to issue five billion (5,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of five million dollars ($5,000,000) classified as follows:

Class Number of Shares

Federated Bond Fund 500,000,000

Class A Shares

Federated Bond Fund 500,000,000

Class B Shares

Federated Bond Fund 500,000,000

Class C Shares

Federated Bond Fund 500,000,000

Class F Shares

Federated Bond Fund 500,000,000

Institutional Shares

Federated Bond Fund 500,000,000

R6 Shares

Unclassified Shares 2,000,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on August 12, 2016. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED INVESTMENT SERIES FUNDS, INC.

/s/ George F. Magera /s/ Christopher Donahue

George F. Magera J. Christopher Donahue

Assistant Secretary President

FEDERATED INVESTMENT SERIES FUNDS, INC.

ARTICLES SUPPLEMENTARY

Federated Investment Series Funds, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue five billion (5,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $5,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby classifies 500,000,000 shares of the authorized and unissued shares of the unclassified shares of the Corporation into Federated Bond Fund Class T Shares.

THIRD:       Immediately before the classification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue five billion (5,000,000,000) shares of common stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of five million dollars ($5,000,000) which were classified as follows:

Class Number of Shares

Federated Bond Fund 500,000,000

Class A Shares

Federated Bond Fund 500,000,000

Class B Shares

Federated Bond Fund 500,000,000

Class C Shares

Federated Bond Fund 500,000,000

Class F Shares

Federated Bond Fund 500,000,000

Institutional Shares

Federated Bond Fund 500,000,000

R6 Shares

Unclassified Shares 2,000,000,000

Following the aforesaid classification of shares as set forth in Article SECOND hereto, the Corporation will have the following authorized capital be authorized to issue five billion (5,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of five million dollars ($5,000,000) classified as follows:

Class Number of Shares

Federated Bond Fund 500,000,000

Class A Shares

Federated Bond Fund 500,000,000

Class B Shares

Federated Bond Fund 500,000,000

Class C Shares

Federated Bond Fund 500,000,000

Class F Shares

Federated Bond Fund 500,000,000

Institutional Shares

Federated Bond Fund 500,000,000

R6 Shares

Federated Bond Fund 500,000,000

Class T Shares

Unclassified Shares 1,500,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FIFTH: The stock has been classified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on February 22, 2017. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED INVESTMENT SERIES FUNDS, INC.

/s/ George F. Magera /s/ J. Christopher Donahue

George F. Magera J. Christopher Donahue

Assistant Secretary President

FEDERATED INVESTMENT SERIES FUNDS, INC.

ARTICLES OF AMENDMENT

FEDERATED INVESTMENT SERIES FUNDS, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by striking Article FIRST and inserting the following in its place:

"FIRST: The name of the Corporation is Federated Hermes Investment Series Funds, Inc."

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment will become effective on June 26, 2020.

IN WITNESS WHEREOF, Federated Investment Series Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of June 19, 2020, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, that matters and facts set forth herein relating to the authorization and approval hereof are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST	FEDERATED INVESTMENT SERIES FUNDS, INC.

/s/ George F. Magera /s/ J. Christopher Donahue

George F. Magera J. Christopher Donahue

Assistant Secretary President

FEDERATED HERMES INVESTMENT SERIES FUNDS, INC.

ARTICLES SUPPLEMENTARY

Federated Hermes Investment Series Funds, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue five billion (5,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of $5,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies 500,000,000 shares of the authorized and unissued shares of Federated Hermes Corporate Bond Fund Class T Shares as authorized but unclassifed and unissued shares of Federated Hermes Corporate Bond Fund.

THIRD:       Immediately before the classification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue five billion (5,000,000,000) shares of common stock, all of which were of a par value of one tenth of one cent ($.001) per share having an aggregate par value of five million dollars ($5,000,000) which were classified as follows:

Class Number of Shares

Federated Hermes Corporate Bond Fund 500,000,000

Class A Shares

Federated Hermes Corporate Bond Fund 500,000,000

Class B Shares

Federated Hermes Corporate Bond Fund 500,000,000

Class C Shares

Federated Hermes Corporate Bond Fund 500,000,000

Class F Shares

Federated Hermes Corporate Bond Fund 500,000,000

Institutional Shares

Federated Hermes Corporate Bond Fund 500,000,000

R6 Shares

Federated Hermes Corporate Bond Fund 500,000,000

Class T Shares

Unclassified Shares 1,500,000,000

Following the aforesaid classification of shares as set forth in Article SECOND hereto, the Corporation will have the following authorized capital be authorized to issue five billion (5,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($.001) per share, with an aggregate par value of five million dollars ($5,000,000) classified as follows:

Class Number of Shares

Federated Hermes Corporate Bond Fund 500,000,000

Class A Shares

Federated Hermes Corporate Bond Fund 500,000,000

Class B Shares

Federated Hermes Corporate Bond Fund 500,000,000

Class C Shares

Federated Hermes Corporate Bond Fund 500,000,000

Class F Shares

Federated Hermes Corporate Bond Fund 500,000,000

Institutional Shares

Federated Hermes Corporate Bond Fund 500,000,000

R6 Shares

Unclassified Shares 2,000,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

FIFTH: The stock has been classified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on November 18, 2020. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED HERMES INVESTMENT SERIES FUNDS, INC.

/s/ George F. Magera /s/ J. Christopher Donahue

George F. Magera J. Christopher Donahue

Assistant Secretary President